Summary Prospectus and Statutory Prospectus Supplement dated July 29, 2021
The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses for the Funds listed below:
Invesco High Yield Fund
Invesco V.I. High Yield Fund
This supplement amends the Summary and Statutory Prospectuses of the above referenced funds (the “Funds”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and retain it for future reference.
Effective July 30, 2021, the following changes apply:
The following information replaces in its entirety the table appearing under the heading “Management of the Fund” in the prospectuses:
Portfolio Managers	Title	Length of Service on the Fund
Niklas Nordenfelt, CFA	Portfolio Manager	2020

Rahim Shad	Portfolio Manager	2021

Philip Susser	Portfolio Manager	2021

The following information replaces in its entirety the information appearing under the heading “Fund Management – Portfolio Managers” in the Statutory Prospectuses:
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:
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Niklas Nordenfelt, CFA, Portfolio Manager, who has been responsible for the Fund since 2020 and has been associated with Invesco and/or its affiliates since 2020. From 2003 to 2020, he was associated with Wells Fargo Asset Management where he served as a Managing Director, Senior Portfolio Manager and co-head of US High Yield.
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Rahim Shad, Portfolio Manager, who has been responsible for the Fund since 2021 and has been associated with Invesco and/or its affiliates since 2009.
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Philip Susser, Portfolio Manager, who has been responsible for the Fund since 2021 and has been associated with Invesco and/or its affiliates since 2021. From 2001 to 2021, he was associated with Wells Fargo Asset Management where he served as a Senior Portfolio Manager and co-head of US High Yield.
More information on the portfolio managers may be found at www.invesco.com/us. The website is not part of this prospectus.
The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.
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